Supplement dated October 10, 2025
to the following statutory prospectus(es):
BOA IV, BOA America's VISION Annuity, BOA America's Future Annuity, America's Future Horizon Annuity and BOA V dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following changes are made to the prospectus:
Effective October 24, 2025, the Nationwide Variable Insurance Trust – NVIT International Equity Fund: Class I will reopen and will be made available to all contract owners.
PROS-1120